Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

AMENDMENT TO THE RESTATED DELIVERY NETWORK AGREEMENT
Effective Date: July 30, 2021

This Amendment to the Restated Delivery Network Agreement (this “Amendment”) by and between Olo Inc. f/k/a Mobo Systems, Inc (“Olo”) and DoorDash, Inc. (“DoorDash”) is hereby entered into effective as of the Effective Date set forth above between. Capitalized terms used but not defined in this Amendment have the meanings given to those terms in the Agreement.

WHEREAS, on April 22, 2021, Olo and DoorDash entered into the Restated Delivery Network Agreement (as amended, supplemented, and modified from time to time, the “Agreement”); and

WHEREAS, the parties wish to modify or amend the terms of the Agreement as set forth in this Amendment.

The parties agree as follows:

A.Changes. Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the “Targeted Availability” column of Exhibit B (Mutual Product Commitments), [***] of the Agreement which currently reads “[***]” shall be deleted and the following inserted in lieu thereof:

“[***]”

B.Fees. Notwithstanding anything to the contrary in Section G(1) (Fees) of the Agreement, and notwithstanding the fact that [***], (i) Olo shall not [***].

C.Conflicts. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.

D.No Other Changes. Except as specifically set forth herein, there are no other modifications to the Agreement and all obligations outlined in the Agreement are in full force and effect. This Amendment may be modified or amended only by a separate writing signed by Olo and DoorDash expressly so modifying or amending this Amendment

E.Entire Agreement. The Agreement and this Amendment constitute the entire and complete understanding of the parties regarding its subject matter, and supersede all written agreements and understandings between the parties regarding its subject matter. Except as expressly amended and supplemented hereby, the Agreement shall remain in full force and effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

ACCEPTED AND AGREED:

DOORDASH, INC.        OLO INC
By: /s/ Brian Busovsky By: /s/ Shalin Sheth_____________
Name: Brian Busovsky             Name: Shalin Sheth_____________
Title: Senior Manager, Drive             Title: VP & GM, Dispatch________
Date: July 30, 2021 ______________             Date: July 30, 2021______________

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